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                                                                 EXHIBIT 10.1.16


                         AMENDMENT AND WAIVER AGREEMENT

         AMENDMENT AND WAIVER AGREEMENT, dated as of July 1, 2004 (this "Agreement"), to the Amended and Restated Credit Agreement, dated as of May 1, 1998 (as heretofore amended and supplemented and as it in the future may be further amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), by and among Millbrook Distribution Services Inc., a Delaware corporation ("Millbrook"), The B. Manischewitz Company, LLC, a Delaware limited liability company ("Manischewitz" and, together with Millbrook, the "Borrowers"), the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) to the Credit Agreement, JPMorgan Chase Bank, as administrative and collateral agent (in such capacity, the "Agent") for the Lenders, and Bank of America, N.A., as co-agent and documentation agent. Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         WHEREAS, R.A.B. Enterprises, Inc. ("Enterprises") is a party to Indenture, dated as of May 1, 1998 (as amended, the "Enterprises Indenture"), among Enterprises, as issuer, JPMorgan Chase Bank, as successor trustee, and the guarantors named therein, pursuant to which the Senior Notes were issued;

         WHEREAS, R.A.B. Holdings, Inc. ("Holdings") is a party to Amended and Restated Indenture, dated as of May 1, 2002 (as amended, the "Holdings Indenture"), between Holdings, as issuer, and JPMorgan Chase Bank, as successor trustee, pursuant to which the Interest Reserve Notes were issued;

         WHEREAS, Enterprises and Holdings are in default of the Senior Notes and certain of the Interest Reserve Notes on June 1, 2004, in that the interest payment due May 1, 2004 has not been paid after giving effect to the applicable grace period (collectively, the "Note Default");

         WHEREAS, the Note Default has caused an Event of Default under the Credit Agreement;

         WHEREAS, the Borrowers have requested that the Lenders temporarily waive the Event of Default that arises under the Credit Agreement solely as the result of the Note Default.

         WHEREAS, the Borrowers have additionally requested that the Lenders extend the Revolving Credit Termination Date from January 15, 2005 to April 15, 2005.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:


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         1. Waiver. Effective as the date of all of the conditions to effectiveness set forth in Paragraph 4 of this Agreement are satisfied (the "Effective Date"), the Lenders agree to waive, for the period June 1, 2004 through and including the earlier to occur of (a) the date on which an Acceleration Notice (as such term is defined in the Enterprises Indenture or the Holdings Indenture, as applicable) has been sent pursuant to either the Enterprises Indenture or the Holdings Indenture and (b) August 15, 2004, as any Event of Default that arises under the Credit Agreement solely as the result of the Note Default.

         2. Amendment. The definitions of "Revolving Credit Termination Date" contained in Section 1 of the Credit Agreement is hereby amended be deleting the reference to "January 15, 2005" and substituting therefor a reference to "April 15, 2005".

         3. Representation and Warranties. The Borrowers hereby represent and warrant as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

                  (1) All representations and warranties made by the Borrowers in Article IV of the Credit Agreement and each of the other Loan Documents, after taking into account the effect of this Agreement, are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any representation or warranty relates expressly to an earlier date).

                  (2) Each Borrower has the requisite power to execute, deliver and carry out the terms and provisions of this Agreement.

                  (3) This Agreement has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, and is enforceable against the Borrowers in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

                  (4) After giving effect to this Agreement, no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default under the Credit Agreement.

         4. Conditions Precedent. Notwithstanding any term or provision of this Agreement to the contrary, Paragraphs 1 and 2 hereof shall not become effective until the Agent shall have received (x) counterparts of this Agreement, duly executed and delivered on behalf of the Borrowers, the Agent and all of the Lenders and (y) confirmation in form and substance reasonably satisfactory to the Agent that holders of at least 90% of the Notes under both the Enterprises Indenture and Holdings Indenture have entered into lockup or similar arrangements with Enterprises and Holdings, respectively.


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         5. Fees and Expenses of Agent. The Borrowers agree (x) to pay all reasonable fees and out-of-pocket expenses incurred by the Agent in connection with the preparation and negotiation of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent and (y) to pay concurrently herewith an amendment fee to each Lender in the amount of $5,000.

         6. References to Agreements. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the Credit Agreement and the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the effective date of the amendments contained herein as determined in accordance with Paragraph 3 hereof, the Credit Agreement as amended by this Agreement.

         7. Continued Effectiveness. Except as specifically set forth in Paragraphs 1 and 2 hereof, nothing herein shall be deemed to be a waiver or amendment of any covenant or agreement contained in, or any Default or Event of Default under, the Credit Agreement or any of the other Loan Documents, except as expressly provided for hereby, and each of the parties hereto agrees that, as amended by this Agreement, all of the covenants and agreements and other provisions contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect from and after the date of this Agreement.

         8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

                [Remainder of this page intentionally left blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.



                           Millbrook Distribution Services Inc.

                           By:      /s/ Richard A. Bernstein
                                    --------------------------------------------
                                    Name:  Richard A. Bernstein
                                    Title: Chairman



                           The B. Manischewitz Company, LLC

                           By:      Richard A. Bernstein, its managing member

                                    /s/ Richard A. Bernstein
                                    --------------------------------------------



                           JPMORGAN CHASE BANK, as Agent and Lender

                           By:      /s/ Gregory J. Wiske
                                    --------------------------------------------
                                    Name:  Gregory J. Wiske
                                    Title: Vice President



                           BANK OF AMERICA, N.A., as Co-Agent and Lender

                           By:      /s/ Ira D. Mermelstein
                                    --------------------------------------------
                                    Name:  Ira D. Mermelstein
                                    Title: Vice President


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                           FLEET BUSINESS CREDIT, LLC, as Lender

                           By:      /s/ Ira D. Mermelstein
                                    --------------------------------------------
                                    Name:  Ira D. Mermelstein
                                    Title: Vice President



                           PNC BANK, NATIONAL ASSOCIATION, as Lender

                           By:      /s/ Celeste DiGeorge
                                    --------------------------------------------
                                    Name:  Celeste DiGeorge
                                    Title: Vice President



                           LASALLE BUSINESS CREDIT, LLC, (successor by merger to LaSalle Business Credit, Inc.) as Co-Agent and Lender

                           By:      /s/ Thomas F. Furst
                                    --------------------------------------------
                                    Name:  Thomas F. Furst
                                    Title: Vice President